UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                 Form 8-K


                              CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


    Date of Report (Date of Earliest Event Reported) September 29, 2000


                     Commission file Number 000-27931

                       DESERT HEALTH PRODUCTS, INC.
          (Exact Name of Registrant as Specified in its Charter)



Arizona                                              86-0699108
(State of other jurisdiction of                      (I.R.S. Employer
incorporation or organization)                       Identification Number)




8221 East Evans Rd
Scottsdale, Arizona                                  85260
(Address of principal executive offices)             (Zip Code)




                              (480) 951-1941
             (Registrant's Executive Office Telephone Number)
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ITEM 1.   CHANGES IN CONTROL OF REGISTRANT

No events to report.


ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

No events to report.


ITEM 3.   BANKRUPTCY OR RECEIVERSHIP

No events to report.


ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

No events to report.


ITEM 5.   OTHER EVENTS

No events to report.


ITEM 6.   RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

     On September 29, 2000 Raymond A. Quadt resigned as a Director of the Company due to health reasons.


ITEM 7.   FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS

No events to report.

                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                       DESERT HEALTH PRODUCTS, INC.

                                     By/s/ Johnny Shannon
                                       Johnny Shannon, President


Date:     December 5, 2000